EXHIBIT 99.1

Onto Innovation Reports

2024 Third Quarter Results

Solid execution drives revenue, gross margin and EPS in the upper half of guidance

Wilmington, Mass., October 31, 2024 – Onto Innovation Inc. (NYSE: ONTO) (“Onto Innovation,” “Onto,” or the “Company”) today announced financial results for the third fiscal quarter of 2024.

Third Quarter Financial Highlights

•
Revenue of $252 million led by a recovery in advanced nodes and continued strength in advanced packaging supporting strong AI demand.
•
GAAP gross margin 54% and non-GAAP gross margin of 55%.
•
GAAP operating income of $53 million and non-GAAP operating income of $70 million.
•
GAAP net income of $53 million and non-GAAP net income of $66 million.
•
GAAP diluted earnings per share of $1.07 and non-GAAP diluted earnings per share of $1.34 were near the high end of guidance range.
•
Record cash from operations of $67 million, or 27% of revenue.

Third Quarter Business Highlights

•
Record quarterly inspection revenue led by the Dragonfly® platform.
•
Record quarterly revenue from power semiconductor customers.
•
Revenue from advanced nodes customers grew more than 30% sequentially.
•
Officially opened Packaging Applications Center of Excellence (PACE) to customers and collaborating partners for development of solutions to support 2.5D and 3D packaging architectures.

Michael Plisinski, chief executive officer of Onto Innovation, commented, “The Onto Innovation team executed well in the third quarter setting quarterly records for inspection revenue as well as revenue from power semiconductor customers. We see demand for innovative process control solutions increasing in several end markets to support required yield targets. We are working hard to meet these demands through close customer collaborations and by leveraging our broader set of technologies and industry partnerships. The opening of the PACE lab is a great example of creating an environment where customers and partners can come together to solve challenges to the benefit of the industry.”

EXHIBIT 99.1

Onto Innovation Inc.
Key Quarterly Financial Data

(In thousands, except per share amounts)

U.S. GAAP
	September 28, 2024	June 29, 2024	September 30, 2023
Revenue	$252,210	$242,327	$207,185
Gross profit margin	54%	53%	52%
Operating income	$53,072	$48,833	$34,006
Net income	$53,051	$52,949	$35,886
Net income per diluted share	$1.07	$1.07	$0.73

NON-GAAP
	September 28, 2024	June 29, 2024	September 30, 2023
Revenue	$252,210	$242,327	$207,185
Gross profit margin	55%	53%	52%
Operating income	$69,999	$64,530	$49,592
Net income	$66,386	$65,354	$47,613
Net income per diluted share	$1.34	$1.32	$0.96

Outlook

For the fourth fiscal quarter ending December 28, 2024, the Company is providing the following guidance:

•
Revenue is expected to be in the range of $253 to $267 million.
•
GAAP diluted earnings per share is expected to be in the range of $1.04 to $1.19.
•
Non-GAAP diluted earnings per share is expected to be in the range of $1.33 to $1.48.

Webcast & Conference Call Details

Onto Innovation will host a conference call at 4:30 p.m. Eastern Time today, October 31, 2024, to discuss its third quarter 2024 financial results and other matters in greater detail. To participate in the call, please dial (888) 204-4368 or International: +1 (646) 828-8193 and reference conference ID 9129765 at least five (5) minutes prior to the scheduled start time. A live webcast will also be available at www.ontoinnovation.com.

To listen to the live webcast, please go to the website at least fifteen (15) minutes early to register, download and install any necessary audio software. There will be a replay of the conference call available for one year on the Company’s website at www.ontoinnovation.com.

Discussion of Non-GAAP Financial Measures

The Company has provided in this release non-GAAP financial measures, including non-GAAP gross margin as a percentage of revenue, non-GAAP operating income, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin as a percentage of revenue, which exclude amortization of intangibles, merger and acquisition-related expenses and benefits, litigation expenses and benefits and restructuring costs. Non-GAAP gross margin as a percentage of revenue, non-GAAP operating income, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin as a percentage of revenue can also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability or otherwise are not representative of our ongoing operations, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the

EXHIBIT 99.1

above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.

We utilize several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operations of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. More specifically, management adjusts for the excluded items for the following reasons:

Amortization of intangibles: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to the purchased intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Merger or acquisition related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our mergers and acquisitions, such as transaction and integration costs, change in control payments, adjustments to the fair value of assets, etc. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on-going business.

Restructuring expenses: we incur restructuring and impairment charges on individual or groups of employed assets, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business. Although these events are reflected in our GAAP financials, these transactions may limit the comparability of our on-going operations with prior and future periods.

Litigation expenses and benefits: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on-going business and operating results.

Income tax expense: we estimate the tax effect of the items identified to determine a non-GAAP annual effective tax rate applied to the pretax amount to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment.

From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP in the United States. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include, but are not limited to, statements regarding Onto Innovation’s business momentum and future growth; technology development, product introduction and

EXHIBIT 99.1

acceptance of Onto Innovation’s products and services; Onto Innovation’s manufacturing practices and ability to deliver both products and services consistent with its customers’ demands and expectations and strengthen its market position; Onto Innovation’s expectations regarding the semiconductor market outlook; Onto Innovation’s future quarterly financial outlook; as well as other matters that are not purely historical data. Onto Innovation wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Onto Innovation’s control. Such factors include, but are not limited to, the Company’s ability to leverage its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; the effects of political, economic, legal, and regulatory changes or conflicts on the Company's global operations; its ability to adequately protect its intellectual property rights and maintain data security; the effects of natural disasters or public health emergencies on the global economy and on the Company’s customers, suppliers, employees, and business; its ability to effectively maneuver global trade issues and changes in trade and export regulations and license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by Onto Innovation are available in Onto Innovation’s Form 10-K report for the year ended December 30, 2023, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Onto Innovation’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance, or achievements. Onto Innovation does not assume any obligation to update the forward-looking information contained in this press release, except as required by law.

About Onto Innovation

Onto Innovation is a leader in process control, combining global scale with an expanded portfolio of leading-edge technologies that include: Un-patterned wafer quality; 3D metrology spanning chip features from nanometer scale transistors to large die interconnects; macro defect inspection of wafers and packages; metal interconnect composition; factory analytics; and lithography for advanced semiconductor packaging. Our breadth of offerings across the entire semiconductor value chain combined with our connected thinking approach results in a unique perspective to help solve our customers’ most difficult yield, device performance, quality, and reliability issues. Onto Innovation strives to optimize customers’ critical path of progress by making them smarter, faster and more efficient. With headquarters and manufacturing in the U.S., Onto Innovation supports customers with a worldwide sales and service organization. Additional information can be found at www.ontoinnovation.com.

Source: Onto Innovation Inc.

ONTO-I

For more information, please contact:

Sidney Ho

+1 408.376.9163

sidney.ho@OntoInnovation.com

(Financial tables follow)

EXHIBIT 99.1

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands) - (Unaudited)

	September 28, 2024	December 30, 2023
ASSETS
Current assets
Cash, cash equivalents and marketable securities	$855,404	$697,811
Accounts receivable, net	253,716	226,556
Inventories	308,304	327,773
Prepaid expenses and other current assets	40,524	31,127
Total current assets	1,457,948	1,283,267
Net property, plant and equipment	120,090	103,611
Goodwill and intangibles, net	443,897	483,186
Other assets	51,430	39,648
Total assets	$2,073,365	$1,909,712

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$91,576	$91,931
Other current liabilities	53,160	55,795
Total current liabilities	144,736	147,726
Other non-current liabilities	25,104	25,451
Total liabilities	169,840	173,177
Stockholders’ equity	1,903,525	1,736,535
Total liabilities and stockholders’ equity	$2,073,365	$1,909,712

EXHIBIT 99.1

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts) - (Unaudited)

	Three Months Ended		Nine Months Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Revenue	$252,210	$207,185	$723,382	$597,012
Cost of revenue	115,831	100,333	340,482	284,724
Gross profit	136,379	106,852	382,900	312,288
Operating expenses:
Research and development	28,277	26,136	81,876	80,421
Sales and marketing	19,451	14,755	56,746	46,416
General and administrative	22,465	18,131	60,298	56,130
Amortization	13,114	13,824	39,338	41,473
Total operating expenses	83,307	72,846	238,258	224,440
Operating income	53,072	34,006	144,642	87,848
Interest income, net	8,667	5,694	24,524	13,900
Other (expense) income, net	(724)	(1,001)	10	(2,992)
Income before provision for income taxes	61,015	38,699	169,176	98,756
Provision for income taxes	7,964	2,813	16,323	7,906
Net income	$53,051	$35,886	$152,853	$90,850
Earnings per share:
Basic	$1.07	$0.73	$3.10	$1.86
Diluted	$1.07	$0.73	$3.08	$1.84
Weighted average shares outstanding:
Basic	49,426	49,043	49,333	48,933
Diluted	49,694	49,401	49,669	49,259

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ONTO INNOVATION INC.

NON-GAAP FINANCIAL SUMMARY

(In thousands, except percentage and per share amounts) - (Unaudited)

	Three Months Ended		Nine Months Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Revenue	$252,210	$207,185	$723,382	$597,012
Gross profit	$137,498	$106,893	$385,580	$314,688
Gross margin as percentage of revenue	55%	52%	53%	53%
Operating expenses	$67,499	$57,301	$193,752	$175,636
Operating income	$69,999	$49,592	$191,828	$139,052
Operating margin as a percentage of revenue	28%	24%	27%	23%
Net income	$66,386	$47,613	$190,192	$131,413
Net income per diluted share	$1.34	$0.96	$3.83	$2.67

RECONCILIATION OF GAAP GROSS PROFIT,

OPERATING EXPENSES AND OPERATING INCOME TO NON-GAAP

GROSS PROFIT, OPERATING EXPENSES AND OPERATING INCOME

(In thousands, except percentages) - (Unaudited)

	Three Months Ended		Nine Months Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
U.S. GAAP gross profit	$136,379	$106,852	$382,900	$312,288
Pre-tax non-GAAP items:
Merger and acquisition related expenses	35	41	105	121
Restructuring expenses	1,084	—	2,575	2,279
Non-GAAP gross profit	$137,498	$106,893	$385,580	$314,688
U.S. GAAP gross margin as a percentage of revenue	54%	52%	53%	52%
Non-GAAP gross margin as a percentage of revenue	55%	52%	53%	53%
U.S. GAAP operating expenses	$83,307	$72,846	$238,258	$224,440
Pre-tax non-GAAP items:
Merger and acquisition related expenses	527	834	2,095	2,235
Restructuring expenses	2,167	—	3,046	3,226
Litigation expenses	—	887	27	1,870
Amortization of intangibles	13,114	13,824	39,338	41,473
Non-GAAP operating expenses	67,499	57,301	193,752	175,636
Non-GAAP operating income	$69,999	$49,592	$191,828	$139,052
U.S. GAAP operating margin as a percentage of revenue	21%	16%	20%	15%
Non-GAAP operating margin as a percentage of revenue	28%	24%	27%	23%

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ONTO INNOVATION INC.

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(In thousands, except share and per share data) - (Unaudited)

	Three Months Ended		Nine Months Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
U.S. GAAP net income	$53,051	$35,886	$152,853	$90,850
Pre-tax non-GAAP items:
Merger and acquisition related expenses	562	875	2,200	2,356
Restructuring expenses	3,251	—	5,621	5,505
Litigation expenses	—	887	27	1,870
Amortization of intangibles	13,114	13,824	39,338	41,473
Net tax provision adjustments	(3,592)	(3,859)	(9,847)	(10,641)
Non-GAAP net income	$66,386	$47,613	$190,192	$131,413
Non-GAAP net income per diluted share	$1.34	$0.96	$3.83	$2.67

ONTO INNOVATION INC

SUPPLEMENTAL INFORMATION - RECONCILIATION OF FOURTH QUARTER 2024

GAAP TO NON-GAAP GUIDANCE

	Low	High
Estimated GAAP net income per diluted share	$1.04	$1.19
Estimated non-GAAP items:
Amortization of intangibles	0.27	0.27
Merger and acquisition related expenses	0.01	0.01
Restructuring expenses	0.07	0.07
Net tax provision adjustments	(0.06)	(0.06)
Estimated non-GAAP net income per diluted share	$1.33	$1.48

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